Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

(14) Income Taxes

The total provision (benefit) for income taxes was as follows for the years ended December 31:

(Amounts in millions)	2011	2010	2009
Current federal income taxes	$25	$(97)	$(100)
Deferred federal income taxes	(255)	(365)	(520)

Total federal income taxes	(230)	(462)	(620)

Current state income taxes	8	(9)	3
Deferred state income taxes	(7)	(1)	(5)

Total state income taxes	1	(10)	(2)

Current foreign income taxes	329	191	180
Deferred foreign income taxes	(82)	33	27

Total foreign income taxes	247	224	207

Total provision (benefit) for income taxes	$18	$(248)	$(415)

Our current income tax payable was $140 million as of December 31, 2011 and our current income tax receivable was $58 million as of December 31, 2010.

The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

	2011	2010	2009
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Increase (reduction) in rate resulting from:
State income tax, net of federal income tax effect	0.7	12.7	—
Benefit on tax favored investments	(12.8)	61.3	6.1
Effect of foreign operations	(23.2)	165.7	5.7
Interest on uncertain tax positions	(0.1)	12.2	0.7
Non-deductible expenses	—	(5.2)	0.7
Non-deductible goodwill related to sale of subsidiary	7.8	—	—
Tax benefits related to separation from our former parent	—	200.9	—
Other, net	1.3	(14.7)	0.2

Effective rate	8.7%	467.9%	48.4%

The effective tax rate decreased from the prior year primarily due to changes in uncertain tax benefits related to our 2004 separation from our former parent, GE. At the time of the separation, we made certain joint tax elections and realized certain tax benefits. During the first quarter of 2010, the Internal Revenue Service (“IRS”) completed an examination of GE’s 2004 tax return, including these tax impacts. Therefore, $106 million of previously uncertain tax benefits related to separation became certain and we recognized those in the first quarter of 2010. Additionally, we recorded $23 million as additional paid-in capital related to our 2004 separation. The effective tax rate also decreased due to lower pre-tax results in the prior year, which increased the relative magnitude of tax provision items.

The components of the net deferred income tax asset (liability) were as follows as of December 31:

(Amounts in millions)	2011	2010
Assets:
Investments	$584	$574
Net unrealized losses on investment securities	—	67
Foreign tax credit carryforwards	120	20
Accrued commission and general expenses	230	114
Net operating loss carryforwards	1,760	1,803
Other	194	438

Gross deferred income tax assets	2,888	3,016
Valuation allowance	(234)	(189)

Total deferred income tax assets	2,654	2,827

Liabilities:
Net unrealized gains on investment securities	761	—
Net unrealized gains on derivatives	214	48
Insurance reserves	1,186	1,142
DAC	1,127	1,009
PVFP and other intangibles	27	65
Other	177	313

Total deferred income tax liabilities	3,492	2,577

Net deferred income tax asset (liability)	$(838)	$250

The above valuation allowances of $234 million and $189 million, respectively, related to state deferred tax assets and foreign net operating losses as of December 31, 2011 and 2010, respectively. The state deferred tax assets related primarily to the future deductions associated with the Section 338 elections and non-insurance net operating loss (“NOL”) carryforwards. Based on our analysis, we believe it is more likely than not that the results of future operations and the implementations of tax planning strategies will generate sufficient taxable income to enable us to realize the deferred tax assets for which we have not established valuation allowances.

NOL carryforwards amounted to $5,048 million as of December 31, 2011, and, if unused, will expire beginning in 2022. Foreign tax credit carryforwards amounted to $120 million as of December 31, 2011, and, if unused will expire in 2015. The benefits of the NOL and foreign tax credit carryforwards have been recognized in our consolidated financial statements, except to the extent of the valuation allowances described above relating to state and foreign taxes.

As a consequence of our separation from GE, and our joint election with GE to treat that separation as an asset sale under Section 338 of the Internal Revenue Code, we became entitled to additional tax deductions in post-IPO periods. As of December 31, 2011 and 2010, we have recorded in our consolidated balance sheets our estimates of the remaining deferred tax benefits associated with these deductions of $599 million. We are obligated, pursuant to our Tax Matters Agreement with GE, to make fixed payments to GE, over the next 12 years, on an after-tax basis and subject to a cumulative maximum of $640 million, which is 80% of the projected tax savings associated with the Section 338 deductions. We recorded net interest expense of $18 million, $17 million and $21 million for the years ended December 31, 2011, 2010 and 2009, respectively, reflecting accretion of our liability at the Tax Matters Agreement rate of 5.72%. As of December 31, 2011 and 2010, we have recorded the estimated present value of our remaining obligation to GE of $310 million and $339 million, respectively, as a liability in our consolidated balance sheets. Both our IPO-related deferred tax assets and our obligation to GE are estimates that are subject to change.

U.S. deferred income taxes are not provided on unremitted foreign income that is considered permanently reinvested, which as of December 31, 2011, amounted to approximately $2,886 million. It is not practicable to determine the income tax liability that might be incurred if all such income was remitted to the United States. Our international businesses held cash and short-term investments of $644 million related to the unremitted earnings of foreign operations considered to be permanently reinvested as of December 31, 2011.

We plan to pursue a sale of a minority interest position of our Australian mortgage insurance business through an IPO in Australia during 2012, subject to market conditions and regulatory approval. We anticipate selling up to 40% of our share position, while maintaining control. The structuring of the planned IPO results in no expected tax charge.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

(Amounts in millions)	2011	2010	2009
Balance as of January 1	$193	$285	$286
Tax positions related to the current period:
Gross additions	19	23	67
Gross reductions	—	(14)	(2)
Tax positions related to the prior years:
Gross additions	28	69	28
Gross reductions	(14)	(159)	(94)
Settlements	—	(11)	—

Balance as of December 31	$226	$193	$285

The total amount of unrecognized tax benefits was $226 million as of December 31, 2011, of which $29 million, if recognized, would affect the effective rate on continuing operations. These unrecognized tax benefits included the impact of foreign currency translation from our international operations.

We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. We recorded no benefits related to interest and penalties during 2011. We recorded $9 million and $6 million of benefits for interest and penalties during 2010 and 2009, respectively. We had approximately $9 million of interest and penalties accrued as of December 31, 2011 and 2010.

We file U.S. federal income tax returns and various state and local and foreign income tax returns. With few exceptions, we are no longer subject to U.S. federal or foreign income tax examinations for tax years through 2006. Exceptions include several refund claims with respect to our consolidated life company returns as well as certain outstanding processing matters relating to certain amounts for pre-2005 years. Also, HM Revenue and Customs is currently reviewing our U.K. income tax returns for 2003 and later years. We believe any exposure with respect to these pre-2006 years has been sufficiently recorded in the financial statements. Potential U.S. state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations. The IRS has recently submitted revenue agent reports (“RARs”) with respect to its completion of its review of our U.S. income tax returns for the 2007 and 2008 tax years. The RAR with respect to the non-life consolidated returns is fully agreed and the only outstanding matter with respect such returns regards the processing of the fully recorded outstanding tax and interest amounts. The RAR with respect to the 2007 to 2008 life consolidated returns has disagreed issues which have been timely protested and are currently under the jurisdiction of the IRS appeals division. For those companies that filed consolidated returns with our former parent, GE, in 2003 and 2004 before our IPO (which included the pre-IPO related transactions), the IRS has completed its examination of these GE consolidated returns and the appropriate adjustments under the Tax Matters Agreement and other tax sharing arrangements with GE are still in process. We are also responsible for any tax liability of any separate U.S. federal and state life insurance pre-disposition period returns of former life insurance subsidiaries sold to Aetna, Inc. on October 1, 2011.

We believe it is reasonably possible that in 2012 as a result of our open audits and appeals, up to approximately $175 million of unrecognized tax benefits will be recognized. These tax benefits are related to certain life insurance deductions in the United States and Canada.